UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)

                                FEBRUARY 17, 2005


                               SEALIFE CORPORATION
             (Exact name of registrant as specified in its charter)

          DELAWARE                    0-13895                   34-1444240
(State or other jurisdiction        (Commission               (IRS Employer
      of incorporation)             File Number)             Identification No.)


       5601 W. SLAUSON AVE., CULVER CITY, CALIFORNIA              90293
          (Address of principal executive offices)             (Zip Code)


       Registrant's telephone number, including area code: (310) 338-9757


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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On February 17, 2005, Sealife Marine Products, Inc. (the "SeaLife Marine"), a California corporation and subsidiary of the Registrant, SeaLife Corporation, a Delaware corporation, entered into a distribution agreement (the "Distribution Agreement") with Zolatone AIM (Automotive, Industrial and Marine), a division of Surface Protection Industries International ("Zolatone"), pursuant to which Zolatone will be the distributor of, and will promote the sale and use of, products manufactured by SeaLife Marine to distributors of boats, barges and marine vessels, shipyards, boatyards and marine dealers. Zolatone will be the exclusive distributor of SeaLife Marine's products for a term of three years in various U.S. states.

         A copy of the Registrant's press release issued on February 17, 2005, announcing SeaLife Marine's entry into the Distribution Agreement, is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits.

                  99.1 Press Release issued by the Registrant on February 17, 2005.


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


                                  EXHIBIT INDEX

EXHIBIT
NUMBER         DESCRIPTION
-------        -----------

99.1           Press Release issued by the Registrant on February 17, 2005.


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


                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


February 23, 2005           SEALIFE CORPORATION


                             /S/ ROBERT A. MCCASLIN
                            ----------------------------------------------------
                            Robert A. McCaslin, Chief Executive Officer and Chief Financial Officer


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